
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Gabelli Funds 36th Annual Pump, Valve & Water Systems Symposium

Joe Ruzynski | Chief Executive Officer

February 2026

Franklin Electric

Safe Harbor Statement

Franklin Electric

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2024, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Franklin Electric

Franklin Electric At a Glance

At Franklin Electric, we protect the world's most critical resources. We are a flow control company with a focus on Water and Energy. We partner with our customers with leading innovation, world class service, and a committed team to keep **Moving Forward.**

We have a deep history in **electric motors and drives**, own some of the **best-known pump brands in the world**, and are a **leading channel** serving the industry's water needs.

We lead by serving our **customers'** global water and energy **needs** where most critical.

FOUNDED IN **1944**
BLUFFTON, IN USA

CURRENT HEADQUARTERS IN
FORT WAYNE, IN USA

2025 SUMMARY

- **$2.1 BILLION** IN SALES
- **+6,300** EMPLOYEES
- **20** COUNTRIES

Every day, the world's population uses

3 TRILLION
GALLONS OF FRESH WATER

1 BILLION
GALLONS OF FUEL

Every day, Franklin Electric produces

20,000
PUMPS, MOTORS, DRIVES, & CONTROLS





FE DIRECT

EVO
ONE
ONE COMPLETE SYSTEM
AT A PRICE YOU CAN'T IGNORE


Investment Highlights[1]

Franklin Electric

Leading market position in groundwater pumping systems

Track record of consistent organic growth across segments

Advantageous global footprint to extend leadership and capture revenue in developing markets

Strong balance sheet in a net debt-to-EBITDA ~0.3x[1] with opportunity for investment [2]

History of returning capital to shareholders; Dividends paid CAGR of 12% since 1993

Corporate strategy focused; secular trends supported

[1] At 12/31/25 [2] Non-GAAP financial metrics referenced in this slide include net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- ✓ Strong revenue with **all segments growing**
- ✓ Strategy focused on **faster growing markets and regions**
- ✓ **Innovation as a key focus** with over 35 new products contributing a projected ~$160M in new revenue by year three
- ✓ Enhancing and **expanding our channel** in our most important markets

RESILIENT MARGINS

- ✓ Key **margin improvement efforts** in Distribution and Water treatment showing progress (**+210bps and +410bps**)
- ✓ **Value Acceleration Office** kicked off with key cross functional activities to drive YoY productivity
- ✓ Improved **strategic pricing focus,** offset tariffs
- ✓ Consolidation of key business systems

INVESTMENTS & CAPITAL

- ✓ **Key acquisitions** (Barnes and Pump Eng) to support faster growing markets and geographies
- ✓ **Corporate development** upgraded as a strategic capability focuses on targeted M&A
- ✓ **Returned capital to our shareholders with buybacks**

TALENT CENTRIC

- ✓ **Key executive adds and internal talent promotions to** strengthen our team
- ✓ Ongoing effort to **enhance our cultural alignment** focused on collaboration and growth
- ✓ **Safety focus** showing our employee commitment

OUR BUSINESS SEGMENTS


13%
31%
56%
$2.131B
REVENUE
29%
11%
60%
$269.0M
OPERATING
INCOME
2025
Water Systems
Distribution
Energy Systems

Our Strategic Focus





- To serve critical Water and Energy needs globally and serve locally
- To help our customers win through innovation, solutions and service, using our strong channel as a growth multiplier
- To elevate the supplier, customer, and employee experience using our end-to-end visibility and data driven solutions
- To accelerate our margin profile and working capital to give us the space to invest, grow, and return capital to our shareholders




EVO
EVO
ONE

Durable Growth Drivers & Secular Trends in Our Markets

Franklin Electric

FELE Markets	3-yr Growth*	Key Secular Trends		
Residential *(Pumps)*	**3-5%**	*Urbanization*	*Water Scarcity*	*Smart Homes*
Commercial & Industrial *(Pumps)*	**14-15%** (Data Center) **5-6%** (Mining)	*Energy Efficiency*	*Reshoring*	*Connected Pumps*
Municipality & Utility *(Pumps)*	**4-6%**	*Energy Efficiency*	*Public Funding*	*Digital Transformation*
Energy *(Marketers & Critical Asset Monitoring)*	**4-6%** (Fueling) **8-10%** (Grid)	*Payment Modernization*	*IoT*	*Software Monetization*
Agriculture *(Pumps)*	**4-6%**	*Energy Efficiency*	*Water Scarcity*	*Crop Diversification*

Lower Growth – *Higher Growth*

Note: *Growth rates are the expected global CAGR and all forecasts are based on output of an enterprise AI GPT-5 model

Franklin Electric Market Overview

End-Market



~15%
Muni. & Util.
~14%
Energy
~12%
Agri.
~15%
Commercial & Industrial
~44%
Residential
Franklin Electric
$2.1B
Revenue

Channel



~7%
Retail
~9%
OEM
~84%
Pro-Channel
Franklin Electric
$2.1B
Revenue

Application



~13%
Other*
~8%
Waste-water
~11%
Water-Treat.
~14%
Fueling & Grid
~46%
Groundwater
~8%
Dewatering
Franklin Electric
$2.1B
Revenue

Geography



~6%
APAC
~11%
EMEA
~10%
Latin Amer.
~72%
North America
Franklin Electric
$2.1B
Revenue

Note: Segmentations are based on management estimates and include intersegment sales

Water Systems

Franklin Electric

Value Proposition

- We provide **Essential Water Systems** to supply, move, remove & treat water
- We will capitalize **on Urbanization, Exponential Growth of Computing Power, Increasing Mineral Demand, & Maturing demographics**
- We provide **unique, premium quality products, services & solutions that are designed to help our customers win**
- Our business sustains **healthy margins** because customers value our **Brands, Quality, & Best-in-Class service**
- We methodically **acquire accretive water businesses** & **efficiently integrate them**

2025 FY Performance



$1,256
$207
OI
Net Sales

End-Market



48%
28%
16%
8%
Residential
Commercial & Industrial
Agriculture
Municipal & Utility

Geography



60%
16%
16%
8%
U.S. / Canada
EMEA
Latin America
APAC

Distribution

HEADWATER COMPANIES

2M | GICON PUMPS & EQUIPMENT | Hydro WESTERN HYDRO | DSI | BLAKE EQUIPMENT | VALLEY MILAN | HEADWATER WHOLESALE



Value Proposition

- We will free up cash and accelerate growth with our **On Site Inventory** Program, **enabling customers to invest in strategic initiatives**
- We **will gain 24/7 visibility** with our integrated customer portal, **simplifying** order placement and payment processing
- We provide **comprehensive solutions** in the water treatment, water management and irrigation verticals through access to industry leading brands at competitive prices, backed by **technical expertise**
- We **offer value added services** including design, assembly, and onsite support to **help our customers win**

2025 FY Performance



$701
$40
OI
Revenue

End Market



13%
14%
15%
58%
Residential
Commercial & Industrial
Municipal & Utility
Agriculture

Geography – U.S.



8%
23%
38%
31%
West
Southeast
Northeast
Midwest

Energy Systems

Franklin Electric

Franklin Electric FUELING SYSTEMS

Franklin Electric GRID SOLUTIONS



Value Proposition

- **We have a proven track record** of delivering exceptional value in fuel handling and electrical grid monitoring
- **We develop world-class VOC driven innovations** for key customers for wide-scale commercialization
- Our world-class support **helps our customers expand their business and seamlessly serve** the end customer
- **We are committed to protecting**

2025 FY Performance


$299
$99
OI
Revenue

End-Market


6%
94%
Commercial & Industrial
Municipal & Utility

Geography


4%
11%
8%
77%
U.S. / Canada
EMEA
APAC
Latin America

New Products, Vitality, and Velocity

Franklin Electric

- **New product launches** to increase by 40%
- Increasing **New Product Velocity** decreasing time to launch by 100 days in 2025

Franklin Electric FUELING SYSTEMS



Remote Control Solution with **OVERSITE™**

PIONEERPUMP **Minetuff Series**

Product Globalization w/ New Skid Offering



Franklin Electric GRID SOLUTIONS


CONVERGE
OPTIMIZER3
SENSOR

Circuit Breaker Trip Signature Monitor

Market intimacy, Leading Innovation

AN ALL-IN-ONE FUEL MONITORING SYSTEM SOLUTION

AT THE PRICE OF JUST A CONSOLE

Market Need	Franklin Electric Solution
• A sizable portion of the market relies on outdated technology for fuel monitoring • Industry offerings are overbuilt without providing a holistic solution • Customers lack an economical pathway to the latest technology	• **EVO™ ONE** is an all-in-one, right sized fuel management solution (including console, sensors, probes, and hardware) that lets station owners upgrade or equip a typical site **for a similar price as a standalone Automatic Tank Gauge console replacement**

ONE KIT. ONE SYSTEM. ONE SOLUTION.

Full featured | Affordable | Easy Upgrade
User-Friendly | Simplified Compliance | Remote Access


EVO™
ONE
EVO
Franklin Electric

Water Pressure Boosting

Franklin Electric

Market Pain Points

Sprawling municipal infrastructure is ***degrading water pressure in new & existing buildings***

Mechanical room space *is at a premium*

Property owners need to ***minimize equipment noise***

Multi-Family, Hospitality, & Senior Living need ***easy-to-use, economical pressure boosting***

New Released Line

Standard Easy-to-Use Interface



VR SpecPAK
Wide Range
Compact Footprint



Inline SpecPAK
Zero Footprint
Minimal Noise



VersaBoost Pro
High Performance
Minimal Noise

Refining Channel Approach

Prioritizing End Users

1) Understand Needs & Pain Points
2) Generate Pull-through Demand

Pulling Sales through Specifiers, Contractors, Distribution Partners

End Users
i.e. Hospitality, Senior Living, Multi-Family

End Users Want:
Single Source for Water Mgmt.

One Franklin Solution

Boosting | Water Treatment | Condensate Wastewater | Cooling Tower VFDs

Franklin Electric



Financial Performance Summary

Financial Performance Summary

Franklin Electric

Consolidated Sales ($M)



$1,662
$2,044
$2,065
$2,021
$2,131
2021
2022
2023
2024
2025

Adjusted EPS[2]



$3.26
$4.00
$4.13
$3.92
$4.14
2021
2022
2023
2024
2025

11%
NET REVENUE CAGR FY2020-2025

14%
ADJ. EPS[2] CAGR FY2020-2025

15.3%
ROIC[1] 2025

[1] Non-GAAP ROIC based on after-tax calculation
[2] Non-GAAP financial metrics referenced in this slide include ROIC and Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Cash Generation & Returns[1]

Adjusted Net Income ($M)[4]



$155
$189
$195
$182
$42
$149
2021
2022
2023
2024
2025

Capital Investments ($M)



$30
$42
$40
$41
$43
2021
2022
2023
2024
2025

Operating Cash Flow Conversion[2]



84%
53%
161%
142%
125%
2021
2022
2023
2024
2025

ROIC[3]



15.5%
17.9%
17.5%
17.1%
15.3%
2021
2022
2023
2024
2025

[1] Non-GAAP financial metrics referenced in this slide include adjusted net income, operating cash flow conversion and ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein. [2] Invested in Working Capital in 2021 and 2022 to support strong growth. [3] Non-GAAP ROIC net of cash based on adjusted OI after-tax calculation; 2024 and earlier years shown with this revised methodology. [4] Net Income for 2025 was negatively impacted by the pension settlement charge of $41.5 million net of tax benefit.

Performance by Segment[1,2,3]

Franklin Electric

WATER SYSTEMS	DISTRIBUTION	ENERGY SYSTEMS
NET SALES **FY 2025 YoY** $1,256.4M up 6% *(2% organic growth)*	**NET SALES** **FY 2025 YoY** $700.7M up 2% *(2% organic growth)*	**NET SALES** **FY 2025 YoY** $299.0M up 9% *(9% organic growth)*
Operating Income **FY 2025 YoY** $207.2M up 5%	**Operating Income** **FY 2025 YoY** $39.8M up 64%	**Operating Income** **FY 2025 YoY** $99.1M up 6%
MARKET OPPORTUNITY >$12.0B	**MARKET OPPORTUNITY** >$4.0B	**MARKET OPPORTUNITY** >$1.3B

Strategic Rationale

Driving organic growth through product development and inorganic growth via product line extensions and geographic expansion across segments

[1] Market opportunity based on management estimates [2] Organic growth excludes acquisitions for one year and the net impact of foreign currency translation [3] Non-GAAP financial metrics referenced in this slide include organic sales growth. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Non-GAAP Reconciliations



Non-GAAP Reconciliations

Franklin Electric

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt/cash, net leverage (defined as net debt divided by EBITDA), return on invested capital, free cash flow and conversion, and organic sales growth.

Reconciliation of Adjusted EPS Non-GAAP Financial Measure

	For the Fourth Quarter			For the Full Year of		
	2025	2024	Change	2025	2024	Change
Diluted Earnings per Share "EPS"	**$ 0.87**	**$ 0.72**	**21%**	**$ 3.22**	**$ 3.86**	**-17%**
Pension Settlement	$ (0.01)	$ -		$ 0.91	$ -	
Restructuring	$ 0.01	$ 0.06		$ 0.01	$ 0.06	
Adjusted Diluted EPS (non-GAAP)	**$ 0.87**	**$ 0.78**	**12%**	**$ 4.14**	**$ 3.92**	**6%**

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net Debt (Cash) and Net Debt to EBITDA
$ in Millions

	As of December 31, 2025	
Total debt	$	167
Less: cash and cash equivalents	$	(100)
Net (cash) debt	$	67

	Twelve months ended December 31, 2025		Year ended December 31, 2024	
Net income	$	149	$	182
Depreciation and amortization	$	63	$	56
Income tax expense	$	46	$	50
Interest expense	$	11	$	6
EBITDA	$	268	$	294
Net debt to EBITDA as of December 31, 2025		0.3		

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow

$ in Millions

	2025					2024				
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 238.9	$ (1.4)	$ 36.4	$ 116.1	$ 110.3	$ 261.4
Cash flows from investing activities	$ (116.1)	$ (11.2)	$ (9.8)	$ (136.1)	$ (157.1)	$ (10.2)	$ (10.0)	$ (9.1)	$ (16.3)	$ (45.6)
Cash flows from financing activities	$ (2.6)	$ (19.5)	$ (90.1)	$ (87.7)	$ (197.3)	$ (6.3)	$ (32.4)	$ (61.3)	$ 25.9	$ (74.1)
					$ -					$ -
Cash flows from operating activities	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 238.9	$ (1.4)	$ 36.4	$ 116.1	$ 110.3	$ 261.4
Capital expenditures	$ (6.8)	$ (11.6)	$ (11.4)	$ (22.3)	$ (45.3)	$ (9.2)	$ (10.2)	$ (9.5)	$ (12.8)	$ (41.7)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 0.3	$ 1.9	$ 0.7	$ 2.9	$ 0.1	$ 0.3	$ 0.3	$ 0.5	$ 1.2
Free cash flow	$ (25.9)	$ 40.2	$ 93.2	$ 63.1	$ 196.5	$ (10.5)	$ 26.5	$ 106.9	$ 98.0	$ 220.9

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow Conversion
$ in Millions

Franklin Electric

	For the Full Year of				
	2025	2024	2023	2022	2021
Net Cash Flows from Operating Activities	$ 238.9	$ 261.4	$ 315.7	$ 101.7	$ 129.8
Net Income	$ 148.7	$ 181.6	$ 194.7	$ 188.8	$ 154.8
Pension Settlement, net of tax	$ 41.5	$ -	$ -	$ -	$ -
Restructuring, net of tax	$ 0.5	$ 2.6	$ 0.8	$ 1.6	$ 0.5
Adjusted Net Income (non-GAAP)	**$ 190.7**	**$ 184.2**	**$ 195.5**	**$ 190.4**	**$ 155.3**
Operating Cash Flow Conversion (non-GAAP)*	125%	142%	161%	53%	84%

*defined as Net Cash Flows from Operating Activities / Adjusted Net Income (non-GAAP)

Reconciliation of Non-GAAP Financial Measure

Return on Invested Capital (ROIC)
$ In millions

Net Operating Income After Tax	2025	2024	2023	2022	2021	2020
Operating income	$ 269.0	$ 243.6	$ 262.4	$ 257.2	$ 189.2	
Restructuring	$ 0.7	$ 3.5	$ 1.1	$ 2.2	$ 0.6	
Operating income before retructuring	$ 269.7	$ 247.1	$ 263.5	$ 259.4	$ 189.8	
Tax rate as reported	23.6%	21.7%	19.6%	19.7%	18.3%	
Income tax on operating income	63.7	53.5	51.7	51.2	34.7	
Net operating income after tax (A)	$ 206.0	$ 193.6	$ 211.8	$ 208.2	$ 155.1	
Total Invested Capital						
Current maturities of long-term debt and short-term borrowings	$ 31.8	$ 117.8	$ 12.4	$ 126.8	$ 98.0	$ 2.6
Long-term debt	135.2	11.6	88.1	89.3	90.5	92.0
Total equity	1,325.6	1,266.1	1,206.7	1,070.1	948.7	847.8
Total invested capital	1,492.6	1,395.5	1,307.2	1,286.2	1,137.2	942.4
Average invested capital	1,444.1	1,351.4	1,296.7	1,211.7	1,039.8	
Less: Cash and cash equivalents	(99.7)	(220.5)	(85.0)	(45.8)	(40.5)	
Total invested capital, net of cash and cash equivalents (B)	$1,344.4	$1,130.9	$1,211.7	$ 1,165.9	$ 999.3	
Return on invested capital (A / B)	15.3%	17.1%	17.5%	17.9%	15.5%	

Franklin Electric

Reconciliation of Non-GAAP Financial Measure
Reported sales growth to organic sales growth

	Net Sales Growth % as Reported	Acquisitions %	FX %	Organic Growth %*
Q4 2025				
Consolidated	**4**	**3**	**1**	-
Water	4	5	2	(3)
Energy	9	-	-	8
Distribution	3	-	-	3
Full Year 2025				
Consolidated	**5**	**3**	-	**3**
Water	6	4	-	2
Energy	9	-	-	9
Distribution	2	-	-	2

*Totals may not foot due to rounding



Thank You!

Jennifer Wolfenbarger, CFO
Dean Cantrell, Director of IR

InvestorRelations@FELE.com

260-827-5520